Consolidated Statements of Operations - USD ($)	12 Months Ended
	Apr. 30, 2017	Apr. 30, 2016
Condensed Consolidated Statements Of Operations
Revenues
Operating Expenses:
General and administrative expenses	211,160	231,292
Refinery start-up costs	372,560
Depreciation and amortization	386	1,947
Total operating expenses	584,106	233,239
Loss from operations	(584,106)	(233,239)
Other income (expense):
Interest expense	(283,261)	(529,474)
Loss on derivative liabilities	(6,105,727)	(395,619)
Gain (loss) on extinguishment of debt	207,803	(1,365,521)
Total other (expense)	(6,181,185)	(2,290,614)
Loss before income taxes	(6,765,291)	(2,523,853)
Provision for income taxes
Net loss	(6,765,291)	(2,523,853)
Non-controlling interest in loss of consolidated subsidiaries	1,824	1,838
Net loss attributable to the Company	$ (6,763,467)	$ (2,522,015)
Weighted average number of common shares outstanding – basic and diluted	568,407,531	115,253,619
Net loss per common share – basic and diluted	$ (0.01)	$ (0.02)